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                                                                    EXHIBIT 23.3


          CONSENT OF ERNST & YOUNG (CIS) LIMITED, INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 12, 1999 (TeleCommunications of Moscow
LLC), in the Registration Statement on Form S-1 and related Prospectus of Golden Telecom, Inc. dated on or about July 13, 1999.


                                               /s/ Ernst & Young (CIS) Limited


Moscow, Russia
July 12, 1999